SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF THE


                     SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT:     DECEMBER 15, 1995


                            C. R. BARD, INC.
       (EXACT NAME OF   REGISTRANT AS SPECIFIED IN ITS CHARTER)


    New Jersey                 1-6926              22-1454160
    (STATE OF         COMMISSION FILE NUMBER     IRS EMPLOYER
  INCORPORATION)                               IDENTIFICATION NO.


                730 Central Avenue, Murray Hill, New Jersey
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  07974
                               (ZIP CODE)


                            (908) 277-8000
                     (REGISTRANT'S TELEPHONE NUMBER)

Item 5.   Other Events

     C. R. Bard, Inc. recently completed the stock-for-stock merger with American Hydro-Surgical Instruments, Inc. (AHS) which was accounted for as a pooling of interests. Combining AHS with Bard the unaudited results of operation are: net sales $1,036,600,000, net income $76,300,000 and earnings per share $1.35 for the eleven months ended November 30, 1995 and net sales $970,600,000, net income $84,300,000 and earnings per share $1.49 for the eleven months ended November 30, 1994. The net income for the eleven month period ended November 30, 1995 includes an after-tax charge of $13,500,000 or $.24 per share for one-time charges related to the acquisition of MedChem Products, Inc. and American Hydro-Surgical Instruments, Inc.
     The annual financial statements of the Company will be restated to reflect the above mergers and will be included in C. R. Bard, Inc.'s 1995 Annual Report on Form 10-K.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              C. R. BARD, INC.
                              (Registrant)



                              By:
                                   William C. Bopp
                                   Executive Vice President
                                   and Chief Financial Officer


Dated:    December 15, 1995